Filed Pursuant to Rule 497(c)
File No. 333-163745

THE GREATER CHINA FUND, INC.

Prospectus Supplement dated March 25, 2010

to the Prospectus dated March 17, 2010

and the Statement of Additional Information (“SAI”) dated March 17, 2010

This Prospectus Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The following replaces in its entirety the last sentence of the first paragraph and the table in the section of the Fund’s Prospectus entitled “Net asset value and market price information” on page 26 of the Prospectus:

Our net asset value is determined on each business day.

	Net Asset Value		Market Price		Premium or (Discount) Percentage
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2008	28.82	19.62	25.45	17.00	(6.73)	(17.45)
June 30, 2008	23.92	13.02	24.01	12.94	7.53	(14.23)
September 30, 2008	13.59	9.49	13.65	8.40	3.38	(14.11)
December 31, 2008	10.02	6.62	9.47	5.92	4.46	(15.91)
March 31, 2009	9.67	7.40	9.09	6.67	(3.40)	(12.56)
June 30, 2009	12.34	9.13	12.60	8.40	2.74	(9.12)
September 30, 2009	13.89	11.67	12.84	10.65	(4.48)	(10.23)
December 31, 2009	14.88	12.70	14.17	11.75	(3.45)	(8.09)

The following replaces in its entirety the second to last sentence of third paragraph of the section of the Fund’s Prospectus entitled “Management of the Fund – Investment Manager” on page 39 of the Prospectus:

The investment manager received fees equal to $3,199,103 for the year ended December 31, 2009.

INVESTORS SHOULD RETAIN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS FOR FUTURE REFERENCE